UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement         [ ]     Confidential, for Use of the
[X]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Under Rule
       14a-12


                             BRIDGE CAPITAL HOLDINGS
                ________________________________________________
                (Name of Registrant as Specified in Its Charter)



    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

           [X]    No fee required

           [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                      __________________________________________________________

                  (2) Aggregate number of securities to which transaction
                      applies:

                      __________________________________________________________

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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                  (4) Proposed maximum aggregate value of the transaction:

                      __________________________________________________________

                  (5) Total fee paid:

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


           [ ]    Fee paid previously with preliminary materials:

           [ ]    Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1) Amount previously paid:

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                  (2) Form, Schedule or Registration Statement No.:

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                  (3) Filing Party:

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                  (4) Date Filed:

                      __________________________________________________________

                             BRIDGE CAPITAL HOLDINGS

                              55 ALMADEN BOULEVARD
                           SAN JOSE, CALIFORNIA 95113



April 7, 2006


Dear Shareholder:

                  We are pleased to enclose our 2005 Annual Report, along with a Notice of our 2006 Annual Meeting and a Proxy Statement and Form of Proxy.

                  You are cordially invited to attend the 2006 Annual Meeting of Shareholders, which will be held at the Silicon Valley Capital Club, 50 West San Fernando Street, 17th Floor, San Jose, California on May 18, 2006 at 3:00 p.m.

                  The accompanying Notice of Annual Meeting and Proxy Statement provide information pertaining to the matters to be considered and acted upon at the Meeting. This year, the shareholders are being asked to elect the Company's Board of Directors, approve a new equity incentive plan and ratify the Audit Committee's selection of independent public accountants.

                  Your continuing support of the Company and Bridge Bank is appreciated, and we hope you will attend the Annual Meeting. Whether or not you are personally present, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. Accordingly, please sign, date, and mail the enclosed Proxy promptly. If you wish to vote in accordance with the Board of Directors' recommendations, it is not necessary to specify your choices. You may simply sign, date and return the enclosed Proxy. You may also vote your shares electronically through the internet at www.proxyvote.com.


                                 Sincerely,

                                 Daniel P. Myers
                                 PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         This Page is Intentially Blank

                            BRIDGE CAPITAL HOLDINGS

                              55 ALMADEN BOULEVARD
                           SAN JOSE, CALIFORNIA 95113
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              THURSDAY MAY 18, 2006
                                    6:00 P.M.







TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of Bridge Capital Holdings (the "Company"), a California corporation, will be held at the Silicon Valley Capital Club, 50 West San Fernando Street, 17th Floor, San Jose, California 95113 at 3:00 p.m., on Thursday, May 18, 2006 for the following purposes:

         1.       To elect directors;
         2.       To approve the Bridge Capital Holdings 2006 Equity Incentive
                  Plan;
         3. To ratify the appointment of Vavrinek, Trine, Day & Co. LLP as independent accountants for the Company's 2006 fiscal year; and
         To transact such other business, including but not limited to motions for adjournment, as may properly come before the Meeting and at any and all adjournments thereof.

         The names of the Board of Directors' nominees to be directors of the Company are set forth in the accompanying Proxy Statement and are incorporated by reference herein.

         Section 2.7 of the By-Laws of Bridge Capital Holdings provides for the nomination of directors in the following manner:

         Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of any meeting called for the election of directors) are required to be made in writing and to be delivered or mailed to the president of the corporation by the later of: (i) the close of business 21 days prior to any meeting to stockholders called for the election of directors, or (ii) ten days after the date of mailing of notice of the meeting to stockholders.

Such notification must contain the following information to the extent known to the notifying stockholder:

o  the name and address of each proposed nominee;
o  the principal occupation of each proposed nominee;
o the number of shares of capital stock of the corporation owned by each proposed nominee;
o  the name and residence address of the notifying stockholder;
o the number of shares of capital stock of the corporation owned by the notifying stockholder;
o the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying stockholder and the identities and locations of any such institutions;
o whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and
o a statement regarding the nominee's compliance with Section 2.3 of the By-Laws.

A complete copy of Sections 2.3 and 2.7 of the By-Laws, relating to director nominations and qualifications of director nominees, will be made available, without charge, to any holder of common stock of the Company, by writing to Daniel P. Myers, President and Chief Executive Officer, Bridge Capital Holdings, 55 Almaden Boulevard, San Jose, California 95113.

         Nominations not made in accordance with the By-Laws will be disregarded by the chairperson of the meeting, and upon his/her instructions, the inspector of election may disregard all votes cast for each such nominee.


         Only shareholders of record at the close of business on March 20, 2006 are entitled to notice of and to vote at this meeting and any adjournments thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS,
                                            KENNETH B. SILVEIRA, SECRETARY

SAN JOSE, CALIFORNIA
APRIL 7, 2006

________________________________________________________________________________

   WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.
________________________________________________________________________________

                                                          MAILED TO SHAREHOLDERS
                                                       ON OR ABOUT APRIL 7, 2006


                                 PROXY STATEMENT
                                       OF
                             BRIDGE CAPITAL HOLDINGS

                              55 ALMADEN BOULEVARD
                           SAN JOSE, CALIFORNIA 95113
                                 (408) 423-8500





         The enclosed Proxy is solicited by, and on behalf of, the Board of Directors of Bridge Capital Holdings (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held at the Silicon Valley Capital Club, 50 West San Fernando Street, 17th Floor, San Jose, California 95113 at 3:00 p.m., on Thursday, May 18, 2006 (the "Meeting"). Only shareholders of record on March 20, 2006 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 6,256,721 shares of common stock (the "Common Stock").


         A majority of the Company's outstanding shares constitutes a quorum for the transaction of business at the Meeting.


         The proxy also confers discretionary authority to vote the shares represented thereby on any matter of which the Company did not have notice by February 21, 2006 which may properly be presented for action at the Meeting, and may include action with respect to procedural matters pertaining to the conduct of the Meeting and election of any substitute for a nominee who is unable to serve or for good cause will not serve.


         Holders of common stock are entitled to one vote, in person or by proxy, for each share of common stock standing in his or her name on the books of the Company as of the Record Date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively. Cumulative voting entitles a shareholder to give one nominee as many votes as are equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. The ten (10) candidates receiving the highest number of votes will be elected.


         Pursuant to California law, no shareholder may cumulate votes for a candidate unless such candidate(s) name has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate. If any shareholder gives notice, all shareholders may cumulate their votes.


         The proxies do not, at this time, intend to cumulate votes, to the extent they have the shareholder's discretionary authority to do so, pursuant to the proxies solicited in this Proxy Statement unless another shareholder gives notice to cumulate, in which case the proxies may cumulate votes in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.


         Approval of the Bridge Capital Holdings 2006 Equity Incentive Plan and ratification of the selection of Vavrinek, Trine, Day & Co. LLP as the Company's independent public accountants requires the affirmative vote of a majority of all shares represented and voted at the Meeting. Broker non-votes and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of directors.

         Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend it prior to its exercise. It is revocable prior to the Meeting by an instrument revoking it or by a duly executed Proxy bearing a later date, delivered to the Secretary of the Company. A Proxy is also revoked if the shareholder is present at the Meeting and elects to vote in person. Unless otherwise instructed by the shareholder, each valid, returned Proxy which is not revoked will be voted "FOR" the nominees of the Board of Directors in the election of directors, "FOR" Proposals No. 2 and 3, as described in this Proxy Statement, and at the proxy holders' discretion on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).


         The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the common stock at the Company's expense. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Company will bear.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


PRINCIPAL SHAREHOLDERS AND CHANGE OF CONTROL


         Management is not aware of any change of control of the Company during the period beginning January 1, 2005 through the present. Management is not aware of any arrangement, which, at a subsequent date, may result in a change of control of the Company. To the Company's knowledge, as of March 7, 2006 no person owns 5% or more of the outstanding shares of the Company's common stock.


SHARE OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of March 7, 2006 as to common shares beneficially owned by the nominees named under this proposal and each executive officer named in the Summary Compensation Table elsewhere herein, as well as all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals.


Title of         Name of                Relationship                    Age     Amount and      Percent
 Class          Beneficial                To Bank                               Nature Of         of
                                                                                Beneficial       Class
                                                                                Ownership
-------         ---------------------   ----------------------------   ---      ------------    ------
Common          Timothy W. Boothe       Executive Vice President        40       66,400  (1)    0.96%
                                        and Chief Loan Officer
Common          Richard M. Brenner      Director                        57      158,883  (2)    2.31%
Common          Owen Brown              Director                        64        6,750  (3)    0.10%
Common          David V. Campbell       Director                        62       83,627  (4)    1.21%
Common          David K. Chui           Director                        61       97,940  (5)    1.42%
Common          Robert Gionfriddo       Director, Executive Vice        60      116,148  (6)    1.69%
                                        President and Chief
                                        Business Development
                                        Officer
Common          Allan C. Kramer, M.D.   Director and Chairman           69      289,800  (7)    4.21%
Common          Robert Latta            Director                        52       14,000  (8)    0.20%
Common          Daniel P. Myers         Director, President and         45      214,500  (9)    3.11%
                                        Chief Executive Officer
Common          Thomas M. Quigg         Director                        61       33,396 (10)    0.48%
Common          Thomas A. Sa            Executive Vice President        44       67,600 (11)    0.98%
                                        and Chief Financial Officer
Common          Kenneth B. Silveira     Executive Vice President,       61       55,400 (12)    0.80%
                                        Technical Officer and
                                        Secretary
Common          Barry Turkus            Director                        59      169,335 (13)    2.46%
                                                                              ---------

All Directors and Executive Officers as a Group (13 persons)                  1,373,679 (14)   19.95%


         (1) Includes 66,400 shares of common stock subject to stock options exercisable within 60 days.
         (2) Includes 53,775 shares as Trustee for the Brenner Family Revocable Trust dated 4/25/94 and 69,858 shares of common stock subject to stock options exercisable within 60 days.
         (3) Includes 3,750 shares of common stock subject to stock options exercisable within 60 days.
         (4) Includes 48,333 shares of common stock subject to stock options exercisable within 60 days.
         (5) Includes 18,333 shares of common stock subject to stock options exercisable within 60 days.
         (6) Includes 22,750 shares of common stock subject to stock options exercisable within 60 days.
         (7) Includes 125,400 as Trustee of the Kramer Family Trust; 35,000 shares as Trustee of the Kramer Group Retirement Plan and 129,000 shares of common stock subject to stock options exercisable within 60 days.
         (8) Includes 7,500 shares of common stock subject to stock options exercisable within 60 days.


                                      -3-

         (9) Includes 6,000 shares held as custodian for minor children and 163,000 shares of common stock subject to stock options exercisable within 60 days.
         (10) Includes 13,063 as Trustee of the Quigg 1999 Revocable Trust and 16,882 shares of common stock subject to stock options exercisable within 60 days.
         (11) Includes 54,000 shares of common stock subject to stock options exercisable within 60 days.
         (12) Includes 49,000 shares of common stock subject to stock options exercisable within 60 days.
         (13) Includes 16,000 shares held as custodian for minor children and 27,083 shares of common stock subject to stock options exercisable within 60 days.
         (14) Includes 659,491 shares of common stock subject to stock options exercisable within 60 days.


         The By-Laws of the Company provide a procedure for nomination for election of members of the Board of Directors, which is summarized in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance with the By-Laws will be disregarded by the Chairman of the Meeting and, upon his or her instruction, the inspectors of election shall disregard all votes cast for such nominee(s).


NOMINEES

         The By-Laws of the Company authorize not less than six (6) or more than eleven (11) directors with the exact number within that range to be fixed by resolution of the Board of Directors or the shareholders. The number of directors of the Company has been fixed by the Board at ten (10).


         All proxies will be voted for the election of the following ten nominees recommended by the Board of Directors, each of whom is a current director, unless authority to vote for the election of directors is withheld:

                  Richard M. Brenner         Allan C. Kramer, M.D.
                  Lawrence Owen Brown        Robert P. Latta
                  David V. Campbell          Daniel P. Myers
                  David K. Chui              Thomas M. Quigg
                  Robert P. Gionfriddo       Barry A. Turkus


         If any nominee's name is lined out on the accompanying proxy card, the shares represented by that proxy will not be voted for election of that nominee. If any of the nominees should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above.


INFORMATION CONCERNING NOMINEES FOR DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         Set forth below is certain information with respect to director nominees and for each executive officer of the Company, including their principal occupation for the past five years. There is no family relationship between any director, nominee or executive officer. Except as described below, no director of the Company holds a directorship in any company (other than the Company) with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended or subject to Section 15(d) of the Act. No director or executive officer has been during the past five years, or is, involved in any legal proceedings material to an evaluation of the ability or integrity of such director. No significant business or personal relationships exist between any director and the Company or its management, except for the business relationships noted under "EXECUTIVE COMPENSATION" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS". No relationship with affiliates and others exists, except for the business relationships noted in the immediately preceding sentence. Management is not aware of any arrangement or understanding between the nominees and any other person pursuant to which the nominee was or is to be selected as a director or nominee.

         TIMOTHY W. BOOTHE has been the Executive Vice President and Chief Loan Officer of the Bank since inception in 2001. From 1996 to 2001, Mr. Boothe was a Senior Vice President and Commercial Team Leader with Heritage Bank of Commerce in San Jose.

         RICHARD M. BRENNER has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001. Mr. Brenner is President, Chief Executive Officer and majority owner of The Brenner Group, Inc., an interim management and financial advisory services consulting firm headquartered in Cupertino, California.


         LAWRENCE OWEN BROWN, retired, has been a director of the Company and the Bank since 2004. From 1995 to 2002, Mr. Brown was a Managing Partner of the venture capital firm Technology, Strategy and Alliances of Menlo Park.


         DAVID V. CAMPBELL has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001. Mr. Campbell is a principal of Costella Kirsch, Inc., a venture capital and leasing company headquartered in Menlo Park, California. Costella Kirsch, Inc. provides equipment and software financing to early-stage technology or medical-related companies primarily in the Silicon Valley.

         DAVID K. CHUI has been a director of the Company since its inception in 2004 and the Bank since 2001. Mr. Chui is also the Chief Executive Officer and President of San Jose-based Pan-Cal, a real estate investment and development firm specializing in residential subdivisions, custom homes and commercial real estate projects throughout the San Francisco Bay region.

         ROBERT P. GIONFRIDDO has been a director of the Company and the Bank since 2004. In addition, Mr. Gionfriddo has been Executive Vice President and President of the Specialty Markets division of the Bank since 2001. Prior to joining Bridge Bank, Mr. Gionfriddo was Vice Chairman of the Board and Executive Vice President of Heritage Bank of Commerce in San Jose, California.

         ALLAN C. KRAMER, M.D. serves as Chairman of the Boards of the Company and the Bank. Dr. Kramer has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001. Dr. Kramer is currently an investment adviser for a partnership dealing with public, private and angel investments. In addition, Dr. Kramer is President and Chief Executive Officer of KAM, Inc., a Los Altos-based asset management company. Dr. Kramer practiced medicine in the Bay Area from 1968 through 2000.

         ROBERT P. LATTA has been a director of the Company and the Bank since 2004. Mr. Latta is a partner at Wilson Sonsini Goodrich & Rosati, one of the nation's leading technology and growth business law firms.

         DANIEL P. MYERS has been a director, President, and Chief Executive Officer of the Company since its inception in 2004 and has held the same positions with the Bank since its inception in 2001. Until June 2000, Mr. Myers was the Chief Operating Officer of Heritage Bank of Commerce in San Jose. Prior to accepting the position of Chief Operating Officer in July 1999, Mr. Myers was the Executive Vice President and Senior Loan Officer at Heritage Bank of Commerce.

         THOMAS M. QUIGG has been a director of the Company since its inception in 2004 and a director of the Bank since 2001. Mr. Quigg most recently was Chairman, President, and CEO of Federal Savings Bank, a subsidiary of Bank of America. There, he was responsible for and managed all day-to-day operations. Under his leadership from 1993 - 1999, the bank grew to over $26.9 billion in size through rapid acquisitions of a savings & loan company, a national manufactured housing business, and three regional mortgage banking companies.

         THOMAS A. SA has been the Executive Vice President and Chief Financial Officer of the Company since its inception in 2004 and has held the same positions with the Bank since its inception in 2001. From 1999 to 2001 prior to joining the Bank, Mr. Sa was Chief Financial Officer of Mediagate, Inc., a development stage, San Jose-based provider of integrated software and hardware solutions for universal communications.

         KENNETH B. SILVEIRA, has been the Executive Vice President and Secretary of the Company since its inception in 2004. In addition, he has served as Executive Vice President and Chief Technology Officer of the Bank since its inception in 2001. From 1993 to 2000, Mr. Silveira was an Executive Vice President and founding officer of Heritage Commerce Corp in San Jose.

         BARRY A. TURKUS has been a director of the Company since its inception in 2004 and the Bank since its inception in 2001. Mr. Turkus is a principal of the commercial real estate firm of BT Commercial.

                              CORPORATE GOVERNANCE


COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has standing Audit Committee, Asset Liability Management, Loan, and Compensation Committees. The total number of meetings of the Board of Directors (including regularly scheduled and special meetings) held during 2005 was ninety-four (94). Each incumbent director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period that he or she served, and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the period that he or she served.


AUDIT COMMITTEE

         The Audit Committee of the Company's Board of Directors (the "Audit Committee") which consists of Directors Richard M. Brenner as Chair, David K. Chui, Allan C. Kramer, M.D., Robert P. Latta, and Thomas M. Quigg, held four (4) meetings in 2005. The functions of the Audit Committee are to oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, to appoint (subject to shareholder ratification) and to oversee a firm of independent public accountants who audit the books and records of the Company for the fiscal year for which they are appointed, to approve each professional service rendered by such accountants and to evaluate the possible effect of each such service on the independence of the Company's accountants. The Audit Committee also reviews internal controls and reporting procedures of the Bank's branch offices and periodically consults with the independent auditors with regard to the adequacy of internal controls.


INDEPENDENCE

         Each member of the Audit Committee is independent under the rules of Nasdaq governing the independence of directors and the independence of audit committee members, including the "audit committee financial expert" discussed below.

         AUDIT COMMITTEE FINANCIAL EXPERT. The board has determined that Mr. Richard M. Brenner has:

         (i) an understanding of generally accepted accounting principles and financial statements;

         (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

         (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

         (iv) an understanding of internal control over financial reporting; and

         (v) an understanding of audit committee functions.

         Therefore, the board has determined that Mr. Brenner meets the definition of "audit committee financial expert" under the rules of the SEC and is "financially sophisticated" under Nasdaq rules.

         Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under
Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

         PRE-APPROVAL POLICIES. The Audit Committee has not approved a policy of pre-approving non-audit services. All non-audit services must be brought before the Audit Committee for approval.


REPORT OF AUDIT COMMITTEE

         The Audit Committee of the Bridge Capital Holdings Board of Directors (the "Audit Committee") is composed of five (5) independent directors and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Richard M. Brenner, Chair, David K. Chui, Allan C. Kramer, M.D., Robert P. Latta and Thomas M. Quigg. The Audit Committee selects the Company's independent accountants.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants, Vavrinek, Trine, Day & Co. LLP, are responsible for performing an independent audit of the Company's consolidated financial statements and internal control in accordance with the standards of the Public Company Accounting Oversight Board and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and Vavrinek, Trine, Day & Co. LLP. Management represented to the Audit Committee that the Company's consolidated financial statements for the year ended December 31, 2005 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed these consolidated financial statements with management and Vavrinek, Trine, Day & Co. LLP. The Audit Committee discussed with Vavrinek, Trine, Day & Co. LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Vavrinek, Trine, Day & Co. LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Vavrinek, Trine, Day & Co. LLP that firm's independence. We have considered whether the provision of services by Vavrinek, Trine, Day & Co. LLP not related to the audit of the financial statements referred to above and to the reviews of interim financial statements included in the Company's 10-Q for the quarters ended March 31, June 30 and September 30, 2004, is compatible with maintaining Vavrinek, Trine, Day & Co. LLP's independence.

         Based on the Audit Committee's discussion with management and Vavrinek, Trine, Day & Co. LLP and the Audit Committee's review of the representation of management and the report of Vavrinek, Trine, Day & Co. LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities Exchange Commission.

         Respectfully submitted by the Audit Committee,

         Richard M. Brenner (Chair), David K. Chui, Allan C. Kramer, M.D., Robert P. Latta and Thomas M. Quigg


FINANCE COMMITTEE

         The Finance Committee is composed of Barry A. Turkus as Chair, Lawrence Owen Brown, David V. Campbell, Robert P. Gionfriddo, Allan C. Kramer, M.D., Daniel P. Myers, and Thomas M. Quigg. The Finance Committee monitors the Company's financial reports and statements, and oversees the Company's financial policies and strategy. The Finance Committee met twelve (12) times in 2005.

LOAN COMMITTEE

         The Loan Committee is composed of David C. Campbell as Chair, David K. Chui, Daniel P. Myers, Thomas M. Quigg, and Barry A. Turkus. The functions of the Committee are to oversee credit policies, management and internal review and to approve the Company's allowance for loan losses. The Loan Committee met (51) times in 2005.

COMPENSATION COMMITTEE

         The Compensation Committee is composed of Thomas M. Quigg as Chair, Richard M. Brenner, Lawrence Owen Brown, Allan C. Kramer, M.D., and Robert P. Latta. The functions of this Committee are to oversee and monitor the Company's human resources policies and practices, to review and evaluate the salary and benefits structure of the Company and to evaluate executive management performance and fix bonus compensation for the Company's executive officers and senior management as the Committee deems appropriate. During 2005, the Compensation Committee met four (4) times.


NOMINATION OF DIRECTORS; CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

         The Company has a corporate governance and nominating committee comprised of the members of the Board who are independent under the listing standards of Nasdaq. The Board has not adopted a charter for the nominating committee, however, the Board has passed a resolution to address the nominations process and such related matters as may be required under the federal securities laws. The resolution established the requirements and qualifications for members of the board as follows:

         Nominees for director must be recommended to the Board by a majority of the directors of the Company who are independent as defined in the rules of Nasdaq.

         The Company seeks directors who are of high ethical character and have reputations, both personal and professional, which are consistent with the image and values of the Company. The independent directors of the Company review from time to time the appropriate skills and characteristics required of directors in the context of the current make-up of the board, including such factors as business experience, diversity, and personal skills in finance, marketing, business, and other areas that are expected to contribute to an effective board.

         The Company will consider director nominees recommended by shareholders who adhere to the procedure set forth in the By-Laws, which is described in the Notice of Meeting attached to this Proxy Statement.

         The Company historically has selected its directors from prominent business persons and professionals in the communities it serves. The Company has benefited from the broad contacts that our directors have in their communities, which enable them to recommend candidates for nomination as directors. The Company considers nominees of shareholders in the same manner as all other nominees.

         ANNUAL MEETING ATTENDANCE. All directors are expected to attend each annual meeting of the Company's shareholders, unless attendance is prevented by an emergency. All of the Company's directors who were in office at that time attended the Company's 2005 annual meeting of shareholders.


         BOARD INDEPENDENCE. Each/the following members of the Company's board of directors has been determined by the board to be independent under the rules of Nasdaq governing the independence of directors, as follows:

                  Richard M. Brenner        Allan C. Kramer, M.D.
                  Lawrence Owen Brown       Robert P. Latta
                  David V. Campbell         Thomas M. Quigg
                  David K. Chui             Barry A. Turkus

Therefore, a majority of the directors are independent, as required by the rules of Nasdaq.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires directors and executive officers to file reports with the SEC and The Nasdaq Stock Market on changes in beneficial ownership of Company stock and to provide the Company with copies of the reports. Based solely on our review of these reports or of certifications to us that no report was required to be filed, we believe that all of our directors and executive officers complied with all Section 16(a) filing requirements applicable to them during the 2005 fiscal year, except as follows: (1) Messrs. Boothe, Brenner, Campbell, Chui, Gionfriddo, Kramer, Myers, Quigg, Sa, Silveira and Turkus, each filed one late Form 4 related to stock options granted.

         CODE OF ETHICS. The Company adopted a code of ethics governing the conduct of its directors, Chief Executive Officer, Chief Financial Officer, and Controller prior to May 4, 2004 as required by the Securities Exchange Commission and Nasdaq. The code of ethics is available without charge upon request.

         CONTACTING THE BOARD. Shareholders may address inquiries to any of the Company's directors or the full board by writing to Thomas A. Sa, Executive Vice President and Chief Financial Officer, Bridge Capital Holdings, 55 Almaden Boulevard, San Jose, California 95113. All such communications are sent directly to the intended recipient.

                             EXECUTIVE COMPENSATION


         The following table sets forth a summary of the compensation paid by the Company during 2003-2005 for services rendered in all capacities to Daniel
P. Myers, the President and Chief Executive Officer of the Company and to Thomas
A. Sa, Kenneth Silveira, Robert Gionfriddo and Timothy W. Boothe, the only other executive officers of the Company whose annual compensation exceeded $100,000 during 2005. (Messrs. Myers, Sa, Silveira, Gionfriddo and Boothe are sometimes collectively referred to as the "Named Executive Officers").



                           SUMMARY COMPENSATION TABLE

                                               Annual Compensation                     Long-Term Compensation
                                       ____________________________________     ____________________________________
                                                                                         Awards              Payouts
                                                                                ________________________     _______
                                                                 Other                        Securities
  Name                                                           Annual         Restricted    Underlying                 All Other
   and                                                           Compen-          Stock       Options/        LTIP        Compen-
Principal                               Salary       Bonus       sation (1)     Awards(s)        SARs        Payouts      sation
Position                      Year       ($)          ($)        ($)               ($)           ($)           ($)          ($)
__________________________________________________________________________________________________________________________________

Daniel P. Myers               2005     $215,000     $250,000        -               -           18,000          -            -
President,                    2004     $197,500     $160,000        -               -           10,000          -            -
Chief Executive Officer       2003     $180,000     $100,000        -               -                -          -            -

Thomas A. Sa                  2005     $155,000     $130,000        -               -            7,000          -            -
Executive Vice President,     2004     $147,500     $ 78,000        -               -            8,000          -            -
Chief Financial Officer       2003     $140,000     $ 60,000        -               -                -          -            -

Robert Gionfriddo             2005     $175,000     $145,000        -               -            7,000          -            -
Executive Vice President      2004     $161,250     $ 80,000        -               -            8,000          -            -
Chief Business                2003     $160,000     $ 65,000        -               -                -          -            -
Development Officer

Kenneth Silveira              2005     $125,000     $110,000        -               -            7,000          -            -
Executive Vice President      2004     $125,000     $ 60,000        -               -            8,000          -            -
Chief Technology Officer      2003     $125,000     $ 45,500        -               -                -          -            -

Timothy W. Boothe             2005     $155,000     $130,000        -               -            7,000          -            -
Executive Vice President,     2004     $138,125     $ 76,000        -               -            8,000          -            -
Senior Loan Officer           2003     $132,500     $ 60,000        -               -                -          -            -

1. The value of perquisites and other personal benefits are disclosed in other annual compensation if they exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus. No amounts are reported in this column for Mr. Myers, Mr. Sa, Mr. Silveira, Mr. Gionfriddo or Mr. Boothe since the value of perquisites and other personal benefits did not exceed the reporting threshold.


EMPLOYMENT AGREEMENTS

         EMPLOYMENT AGREEMENT WITH DANIEL P. MYERS

         The Company entered into an employment letter with Daniel P. Myers, President, Chief Executive Officer and Organizer Director of the Bank, effective December 1, 2000. The employment agreement has a term of three (3) years and provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans subsequently approved by the Board of Directors. In addition, Mr. Myers was granted 170,000 stock options. The options vest thirty-three and a third percent (33.3%) per year commencing on the first anniversary of the original grant date. The vesting schedule will accelerate in the event of a change of control of the Company. The agreement provides Mr. Myers with an automobile allowance plus fuel costs, a fitness club membership and other club memberships as may be allowed in the Board of Directors' discretion. Mr. Myers receives medical, dental, life and disability insurance. Mr. Myers also receives any other benefits paid or provided by the Company to its employees generally. In the event of termination without cause, Mr. Myers will be entitled to receive a severance payment equal to one year's base salary, plus health benefits, payable over one year. In the event of a change of control of the Company, Mr. Myers will be entitled to receive a severance payment equal to two times his annual base salary, plus health benefits.

         EMPLOYMENT AGREEMENT WITH KENNETH B. SILVEIRA


         The Company entered into an employment letter with Kenneth B. Silveira, Executive Vice President and Chief Technology Officer, effective December 1, 2000. The employment agreement provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans subsequently recommended by the CEO and approved by the Board of Directors. In addition, Mr. Silveira was granted 35,000 stock options to purchase Company stock. Options vest twenty five percent (25%) per year over four years commencing on the first anniversary of the original grant date. The agreement provides Mr. Silveira with an automobile allowance, and medical and dental insurance. Mr. Silveira also receives any other benefits paid or provided by the Company to its employees generally. Mr. Silveira's employment with the Company may be terminated at any time, with or without cause. In the event of termination without cause, Mr. Silveira will receive six month's base salary. In the event of termination following change of control of the Company, Mr. Silveira will receive one year's base salary.

         EMPLOYMENT AGREEMENT WITH TIMOTHY W. BOOTHE


         The Company entered into an employment agreement with Timothy W. Boothe, Executive Vice President and Senior Loan Officer, effective January 2, 2001. The employment agreement provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans subsequently recommended by the CEO and approved by the Board of Directors. In addition, Mr. Boothe was granted 50,000 stock options to purchase Company stock. Options vest twenty five percent (25%) per year over four years commencing on the first anniversary of the original grant date. The agreement provides Mr. Boothe with an automobile allowance, and medical and dental insurance. Mr. Boothe also receives the use of a golf club membership owned by the Company for conducting business. Mr. Boothe also receives any other benefits paid or provided by the Company to its employees generally. Mr. Boothe's employment with the Company may be terminated at any time, with or without cause. In the event of termination without cause, Mr. Boothe will receive six month's base salary. In the event of termination following change of control of the Company, Mr. Boothe will receive one year's base salary.

         EMPLOYMENT AGREEMENT WITH THOMAS A. SA


         The Company entered into an employment agreement with Thomas A. Sa, Executive Vice President and Chief Financial Officer, effective April 23, 2001. The employment agreement provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans subsequently recommended by the CEO and approved by the Board of Directors. In addition, Mr. Sa was granted 40,000 stock options to purchase shares of Bank stock. Options vest twenty five percent (25%) per year over four years commencing on the first anniversary of the original grant date. The agreement provides Mr. Sa with an automobile allowance, and medical and dental insurance. Mr. Sa also receives any other benefits paid or provided by the Company to its employees generally. Mr. Sa's employment with the Company may be terminated at any time, with or without cause. In the event of termination without cause, Mr. Sa will receive six month's base salary. In the event of termination following change of control of the Company, Mr. Sa will receive one and a half year's base salary.

         EMPLOYMENT AGREEMENT WITH ROBERT P. GIONFRIDDO


         The Company entered into an employment agreement with Robert P. Gionfriddo, Executive Vice President, effective April 10, 2001. The employment agreement provides for an annual salary, an annual bonus payable at the discretion of the Board of Directors, and participation rights in any formalized bonus and incentive plans subsequently recommended by the CEO and approved by the Board of Directors. In addition, Mr. Gionfriddo was granted 25,000 stock options to purchase shares of Company stock. Options vest over a range from thirty-three and one third percent (33.3%) to twenty-five percent (25%) per year over three to four years commencing on the first anniversary of the original grant date. The agreement provides Mr. Gionfriddo with an automobile allowance, and medical and dental insurance. Mr. Gionfriddo also receives any other benefits paid or provided by the Company to its employees generally. Mr. Gionfriddo's employment with the Bank may be terminated at any time, with or without cause. In the event of termination without cause, Mr. Gionfriddo will receive one year's base salary. In the event of termination following change of control of the Company, Mr. Gionfriddo will receive one year's base salary.


SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     All Named Executive Officers participate in the Bridge Bank Supplemental Executive Retirement Plan (the "SERP"). The SERP provides Plan participants with a benefit which equals up to 60% of the participant's "final average compensation." For purposes of the SERP the term "final average compensation" means the participant's average base salary during the last three full consecutive calendars years of employment. Benefits are payable annually for 15 years.

     The following table sets forth the estimated annual benefits payable under the SERP to participants who retire at a normal retirement date (after either
(1) attaining age 65, or (2) attaining age 62 with at least 15 years of service).

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                     Estimated Annual Retirement Benefit
                       With Indicated Years of Service
                 ___________________________________________
  Average
Compensation        5          10          15          20+
____________________________________________________________

  $125,000       $25,000    $ 50,000    $ 75,000    $ 75,000
   150,000        30,000      60,000      90,000      90,000
   175,000        35,000      70,000     105,000     105,000
   200,000        40,000      80,000     120,000     120,000
   225,000        45,000      90,000     135,000     135,000
   250,000        50,000     100,000     150,000     150,000


The benefits are not subject to any reduction for social security or other offset.

     SERP benefits vest at the rate of 10% per year of service. At their earliest normal retirement date Messrs. Myers, Sa, Gionfriddo, Silveira and Boothe are projected to have 22, 22, 10, 9, and 26 years of service, respectively. Currently Mr. Myers has 6 years of service and Messrs. Sa, Gionfriddo, Silveira and Boothe each have 5 years of service.

COMPENSATION OF DIRECTORS

         The Company compensates directors for their service on the Board according to responsibility. Each non-employee director receives an annual retainer as follows: $24,000 for the Chairman of the Board; $18,000 for each member of the Loan Committee; $14,000 for all other members of the Board. All non-employee directors also receive $1,000 per regular board meeting attended. Committee Chairmen receive an additional annual retainer as follows: $5,000 for Loan and Audit committees; and $3,000 for ALCO and Compensation committees. The total compensation for the Company's Board of Directors in 2005 was $359,110.


STOCK OPTIONS

         In connection with formation of the Company as the holding company for the Bank on October 1, 2004, the Board of Directors adopted the Bank's stock option plan (the "Plan"). The Plan had been previously approved by the Bank's shareholders. The Plan provides for the grant of options to non-employee directors, consultants and officers and qualified employees of the Company. If the Bridge Capital Holdings 2006 Equity Incentive Plan is adopted as set forth under Proposal No. 2, no further option grants will be made under the Plan, although the Plan will continue to exist as to outstanding options.

         All options must be granted at an exercise price of not less than 100% of the fair market value of the shares on the date of grant, with an exercise period of not longer than ten (10) years. The Plan is designed to qualify options granted thereunder to full-time salaried officers and employees as incentive stock options, if so designated by the Board of Directors or committee thereof charged with administration of the plan, within the meaning of Section 422A of the Internal Revenue Code. Non-employee directors cannot receive incentive stock options.

         The following table sets forth options granted to the named executive officers during 2005.


                                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                   Potential Realized Value at
                                                                                                   Accrued Assumed Rates of
                                                                                                   Stock Price Apreciation
                                                   Individual Grants                               for Option Term
                         _____________________________________________________________________     ___________________________
                         Number of Secu-       Percent of total
                         rities Underlying     Options/SARs
                         Options/SARs          granted to           Exercise of
                         Granted               Employees in         Base Price      Expiration
       Name              (#)                   Fiscal Year          ($/Sh)          Date              5%          10%
       (a)                      (b)                   (c)               (d)             (e)           (f)         (g)
______________________________________________________________________________________________________________________________

Daniel P. Myers               18,000                7.51%             $14.80        6/16/2015         167,538     424,573

Thomas A. Sa                   7,000                2.92%             $14.80        6/16/2015          65,153     165,112

Robert Gionfriddo              7,000                2.92%             $14.80        6/16/2015          65,153     165,112

Kenneth Silveira               7,000                2.92%             $14.80        6/16/2015          65,153     165,112

Timothy W. Boothe              7,000                2.92%             $14.80        6/16/2015          65,153     165,112


         The following table sets forth the specified information concerning exercises of options during 2005 and unexercised options held as of December 31, 2005 by the named executive officers.


                                                      Unexercised         Value Of
                                                      Securities          Unexercised
                                                      Underlying          In-the-Money
                         Shares                       Options/SARs        Options/SARs
                         Acquired        Value        At FY-End (#)       At FY-End ($)
                         On Exercise     realized     Exercisable/        Exercisable/
Name                     (#)             ($)          Unexercisable       Unexercisable
___________________________________________________________________________________________

Daniel P. Myers            12,000        $155,040     163,000/23,000    $2,279,525/$111,625

Thomas A. Sa                  -0-             -0-      54,000/11,000    $  725,330/$ 56,555

Robert Gionfriddo          40,000        $427,600      22,750/17,250    $  269,424/$137,836

Kenneth Silveira              -0-             -0-      49,000/11,000    $  654,205/$ 56,555

Timothy W. Boothe             -0-             -0-      54,000/11,000    $  736,830/$ 56,555



DIRECTOR OPTIONS

         The Plan also provides for options to be granted to non-employee directors of the Company. As of December 31, 2005, eight (8) non-employee directors of the Company were eligible to be granted options under the Plan. During the December 31, 2005 fiscal year, no options were granted to non-employee directors under the plan. Options held by non-employee directors automatically accelerate in the event of retirement from the Board or death.

         The future issuance of shares pursuant to the exercise of stock options will have a dilutive effect on the stock ownership of existing shareholders. Assuming all options are exercised, directors and officers of the Company would own 20% of the Company's outstanding common stock.


         The following chart provides information as of December 31, 2005 concerning the Plan:


                                                                            Number of securities
                                                                            remaining available
                          Number of securities                              for future issuance
                          to be issued upon        Weighted average         under equity
                          exercise of              exercise price of        compensation plans
                          outstanding options,     outstanding options,     (excluding securities
                          warrants, and rights     warrents, and rights     reflected in column(a)
                                  (a)                     (b)                          (c)
                          ____________________     ____________________     ______________________

Equity compensation
plans approved by
security holders               1,335,337                  $8.30                    294,376

Equity compensation
plans not approved by
security holders                       -                      -                          -
                               _________                  _____                    _______
TOTAL                          1,335,337                  $8.30                    294,376
                               =========                  =====                    =======


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


         The Compensation Committee of the Board of Directors establishes and administers the Company's executive compensation programs. The goals of the Company's executive compensation programs are to:

         1.   Align executive compensation with shareholder interests;

         2.   Attract, retain, and motivate a highly competent executive team;

         3. Link compensation to Company, executive division, and individual performance; and

         4. Achieve a balance between incentives for short-term and long-term performance.

         The Compensation Committee reviews and approves the recommendations of the Company's President and Chief Executive Officer for all elements of executive compensation. No officer of the Company is present during discussion or deliberations of his or her own compensation. In addition to periodically reviewing executive compensation in light of Company, executive division, and individual performance, the Compensation Committee periodically compares all elements of compensation of Company executive officers with compensation for comparable positions within the community banking industry. The company engages a qualified outside compensation research firm from time to time to review market competitive compensation data and report its findings to the Compensation Committee and the Board of Directors.

         The philosophy of the Company is to provide compensation to its executive officers that is competitive to market for Companies similar in asset size, in our approximate market area, with similar focus and product offerings, and other characteristics. The Company sets base salary targets at approximately the median of market and performance measures for incentive compensation at above median of market and contingent upon achievement of Company performance targets.


         Executive officer base annual salaries are determined by review of the responsibilities of each executive officer position, objective and subjective evaluations of performance, and by comparisons to peers within the community banking industry utilizing the report of the independent compensation research firm. The general policies and guidelines described above for the compensation of executive officers also apply to the compensation for the Chief Executive Officer. Executive officer performance incentive cash compensation is contingent upon Company performance and adjusted as appropriate for executives' division and individual performance. Performance incentive compensation is awarded in amounts determined by the Compensation Committee and Board of Directors in accordance with a Performance Incentive Compensation Plan adopted annually by the Board, which relates the amount of performance incentive compensation paid to the performance of the Company, the executives' divisions, and the individuals. Under the Performance Incentive Compensation Plan, executive officers may earn between 15% and 75% of their base annual salary in performance incentive compensation. The Board of Directors annually determines, among other things, performance targets for Company asset growth, revenues, earnings, return on assets and return on equity to be used as the measurement points for decisions regarding executive officer performance incentive compensation.


         Grants under the Company's stock option plans are designed to further strengthen the linkage between shareholder return and executive compensation. Stock option grants to executive officers may be considered annually at the sole discretion of the Board under the terms and conditions of the Company's shareholder approved 2001 Stock Option Plan.


         In 2005, the Committee set the Chief Executive Officer's base salary based on a review of base salaries of comparable financial institutions as adjusted upon review of the Company's and the CEO's performance. In setting the CEO's base salary, the Committee focused particularly on the CEO's past performance in driving the Company forward towards achieving increased asset growth, improved net interest margin, net income growth, return on assets, return on equity, and operating the Bank in a safe and sound manner as determined by the Comptroller of the Currency.

         The Board of Directors determined the Chief Executive Officer's compensation for 2005 based upon the Performance Incentive Compensation Plan mentioned above.


         Respectfully submitted by the Compensation Committee,


         Thomas M. Quigg as Chair, Richard M. Brenner, Owen Brown, Allan C. Kramer and Robert Latta.



         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         There were no interlocking relationships where (a) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of the Company; (b) an executive officer served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Company; or (c) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


CERTAIN TRANSACTIONS

         There are no existing or proposed material interests or transactions between the Company and/or any of its officers or directors outside the ordinary course of the Company's business except as indicated.

         Some of the officers and directors of the Bank borrowed a portion of the purchase price of the shares subscribed by them in the Bank's initial Stock Offering. These borrowings were obtained from one or more of the Bank's correspondent banks in accordance with applicable laws and were not conditioned upon the use of inter-bank deposits as compensating balances. Federal law prohibits the Bank from lending on the security of its own capital stock.


INDEBTEDNESS OF MANAGEMENT

         It is anticipated that the directors and officers of the Company, and their affiliates and family members, will have banking transactions with the Bank in the ordinary course of business. Any such loans and commitments to lend will be made in accordance with all applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transaction with other persons of similar creditworthiness.


                           STOCK PERFORMANCE GRAPH (1)


                     [STOCK PERFORMANCE GRAPH APPEARS HERE]



                                                              Period Ending
                                _________________________________________________________________________
Index                           05/14/01     12/31/01     12/31/02     12/31/03     12/31/04     12/31/05
_________________________________________________________________________________________________________

Bridge Capital Holdings (1)      100.00       170.00       124.00       259.80       319.60       370.00
NASDAQ Composite                 100.00        93.86        64.54        97.31       106.21       108.52
SNL Western Bank Index           100.00       101.35       110.88       150.21       170.70       177.72


(1) Includes performance of shares of common stock of the Bank prior to the formation of the Company as holding company for the Bank on October 1, 2004.



BOARD OF DIRECTORS' RECOMMENDATION AND REQUIRED VOTE

         The ten nominees receiving the highest number of votes will be elected at the Meeting, assuming a quorum representing a majority of all outstanding voting stock of the Company is present, either in person or by proxy.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2


                     APPROVAL OF THE BRIDGE CAPITAL HOLDINGS

                           2006 EQUITY INCENTIVE PLAN



         BACKGROUND


         Our Board of Directors is asking our shareholders to approve our 2006 Equity Incentive Plan. The Equity Incentive Plan was adopted by our Board of Directors in February 2006 upon recommendation of the Board's Compensation Committee. The complete terms of the Equity Incentive Plan are attached to this proxy statement as Appendix B. We have summarized below some of the terms of the Equity Incentive Plan. For ease of reference, this summary uses the capitalized terms which are defined in Section 2 of the Equity Incentive Plan. The summary is qualified in its entirety by reference to the complete terms of the Equity Incentive Plan.


         DISCUSSION


         GENERAL

         o The Equity Incentive Plan is intended to encourage ownership of the Company's stock by the Company's employees and directors and to provide additional incentive for them to promote the success of the Company's business. Awards also made by made to advisors and consultants of the Company where appropriate.

         o    The Equity Incentive Plan provides for the following types of
              Awards:

                  Incentive Stock Options

                  Nonstatutory Stock Options

                  Stock Appreciation Rights

                  Restricted Stock Purchase Awards

                  Restricted Stock Units

                  Performance Units

                  Stock Grants

PARTICIPANTS (SECTION 1)
         o Any of our employees, officers directors and certain advisors and consultants to the Company are eligible to receive Awards under the Equity Incentive Plan. As of February 28, 2006, there were approximately 106 persons who will be eligible to participate in the Equity Incentive Plan. No participant may be granted an award relating to more than 250,000 shares of common stock in any calendar year.

ADMINISTRATION (SECTION 5)
         o The Equity Incentive Plan will be administered by the Compensation Committee, which is presently composed of five members, all of whom are independent directors as defined by the regulations of Nasdaq.

         o Members of the Committee serve until the appointment of their successors or their removal by the Board.

         o The Board may at any time exercise any of the powers and responsibilities assigned to the Committee under the Equity Incentive Plan.

         o The Committee has complete authority to make all determinations with respect to awards to be granted, including the form of award and the recipient of the award. It also has complete authority to interpret the Equity Incentive Plan, to prescribe, amend and rescind rules and regulations relating to the Equity Incentive Plan, to determine the terms and provisions of any agreements concerning the terms of an award, and to make all other determinations to administer the Equity Incentive Plan.

         o All decisions, interpretations and other actions of the Committee are final and binding.

STOCK OPTIONS (SECTION 7.1)
         o The Equity Incentive Plan provides for both Incentive Stock Options as defined under Section 422 of the Internal Revenue Code and Nonstatutory Stock Options.

         o Options will not be exercisable at a price that is less than 100% of the fair market value of the Company's common stock ("Stock") on the date of grant or, if the optionee holds at least 10% of the voting power of all classes of the Stock, 110% of fair market value.

         o The term of Options will generally be ten years, except that Incentive Options granted to 10% shareholders will have a term of no more than five years.

         o Options vest and become exercisable at the times and amounts specified by the Committee in the option grant.

         o The Committee may allow an optionee to exercise before an installment vests, subject to the Company's right to repurchase the shares or any other restriction the Committee imposes.

         o The Committee may allow the optionee to make payment by tendering shares of the Stock having a fair market value equal to the exercise price.

         o The Committee may also allow broker-assisted cashless exercises under which the Company issues shares on exercise of the Option and is paid the purchase price from the sale of the shares by the optionee's broker.

         o The Committee may withhold shares on Option exercise in payment of the exercise price and tax withholding, or accept other forms of legal consideration.

STOCK APPRECIATION RIGHTS ("SARS" (SECTION 7.2))
         o An SAR entitles a Participant to receive a payment equal in value to the difference between the fair market value of a share of Stock on the date of exercise of the SAR over the Exercise Price (fair market value of the Stock) of the SAR on the Date of Grant.
         o The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any SAR will be determined by the Committee at the time of the grant of Award and will be reflected in the Award Agreement, including whether an SAR will be granted on a stand-alone basis or combined with another award such as an Option.

RESTRICTED STOCK PURCHASE AWARDS (SECTION 7.3)
         o A Restricted Stock Purchase Award is the grant of shares of Stock exercisable currently at a price determined by the Committee, that is subject to forfeiture until specific conditions or goals are met. Conditions may be based on continuing employment or the achievement by the Participant or the Company of performance goals specified by the Committee.

         o During the period of restriction, Participants holding Restricted Stock Purchase Awards have full voting and dividend rights on the shares, unless the Committee specifies otherwise in the Award Agreement.

         o The restrictions lapse in accordance with a schedule or other conditions determined by the Committee.

RESTRICTED STOCK UNITS (SECTION 7.4)
         o A Restricted Stock Unit Award is the grant of shares of Stock at a future date at a price determined by the Committee, that is subject to substantial risk of forfeiture until specific conditions or goals are met.

         o Conditions may be based on continuing employment or the achievement by the Participant or the Company of performance goals specified by the Committee.

         o During the period of restriction, dividend equivalents may be credited in shares covered by a Restricted Stock Unit, as determined by the Committee. At the discretion of the Committee, dividend equivalents may be converted into additional shares of Stock covered by the Restricted Stock Unit Award and made subject to all the terms and conditions of the underlying Restricted Stock Unit Award.

         o The restrictions would lapse in accordance with a schedule or other conditions determined by the Committee.

PERFORMANCE UNITS (SECTION 7.5)
         o A Performance Unit Award is a contingent right to receive a pre-determined number of shares of Stock, cash or other Equity Incentive Plan Awards if certain performance goals are met over a particular Performance Period set by the Committee.

         o The value of performance units would depend on the degree to which the specified performance goals are achieved.

STOCK GRANTS (SECTION 7.6)
         o    A Stock Grant is an Award of shares of Stock without restriction.

         o Stock grants may be made in only in certain circumstances to reward special performance, in lieu of compensation otherwise already due or for other special reasons.

QUALIFIED PERFORMANCE-BASED AWARDS (SECTION 7.7)
         o Grants of Qualified Performance-Based Awards under the Equity Incentive Plan are intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code and preserve the deductibility of these Awards for federal income tax purposes.

         o Section 162(m) of the Code denies a tax deduction to public companies for compensation paid to certain "covered employees" in a taxable year to the extent the compensation paid to a covered employee exceeds $1,000,000, unless the plan contains certain features that qualify the compensation as "performance-based compensation." These features include shareholder approval of the Equity Incentive Plan and performance criteria under the Equity Incentive Plan, setting individual annual limits on each type of award, and certain other requirements. The Equity Incentive Plan has been designed to permit the Committee to grant Awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

         o Because Section 162(m) only applies to "covered employees" as defined in Section 162(m) of the Code, only covered employees and those likely to become covered employees are eligible to receive Qualified Performance-Based Awards. "Covered employees" means the Company's chief executive officer or any of its other four highest compensated officers.

         o Participants are only entitled to receive payment for a Qualified Performance-Based Award for any given performance period to the extent that pre-established performance goals set by the Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria which are set forth in Section 2.26 of the Equity Incentive Plan:

                  2.26 PERFORMANCE CRITERIA means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, Stock price growth, shareholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group, and may be calculated in any manner chosen by the Committee. With regard to a particular performance period, the Committee will have the discretion to select the length of the performance period, the type of Qualified Performance-Based Awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual Qualified Performance-Based Award for a performance period, the Committee may reduce or eliminate (but not increase) the Award. Generally, a Participant would have to be employed on the date the Qualified Performance-Based Award is paid to be eligible for a payout.

         o If the shareholders approve the Equity Incentive Plan, they will also be approving the performance criteria set forth above.

STOCK SUBJECT TO THE EQUITY INCENTIVE PLAN: SHARES RESERVED FOR ISSUANCE (SECTION 4)
         o Subject to certain adjustments, we will be able to issue a maximum of 500,000 shares of our common stock under the Equity Incentive Plan, all of which may be used for Incentive Options or Nonstatutory Options.

         o The Equity Incentive Plan includes an "evergreen" provision which provides for an annual increase in the number of shares subject to the Equity Incentive Plan to be automatically added on the first day of the Company's fiscal year beginning in 2007 equal to the LOWEST of:

                  (i) three percent of the number of outstanding shares of Stock on such day,
                  (ii)     400,000 shares, and
                  (iii) such other amount as the Board upon recommendation of the Committee may specify prior to the date such annual increase is to take effect.
         o Section 5 of the Equity Incentive Plan also provides that Awards which expire, terminate, or are forfeited or cancelled, result in the related shares being restored to the Equity Incentive Plan and made available for future Awards. Options or SARs that are exercised do not result in the underlying shares being restored to the Equity Incentive Plan (since those shares are considered to have been "used"). If any shares subject to an Award are withheld for payment of taxes or an Option is "net exercised," the number of shares that are not delivered to the Participant remain available for issuance under the Equity Incentive Plan. If a Participant pays the exercise price of any Award by tendering previously owned shares, the tendered shares will be available for issuance under the Equity Incentive Plan.

ACCELERATION OF VESTING (SECTIONS 7.1(D) AND 18(A))
         o The vesting of any Awards granted under the Equity Incentive Plan may be accelerated in the event of a merger or sale of the company if the acquiring entity does not assume or replace the Awards with comparable awards. In addition, the Committee may accelerate the exercisability of Options (unless restricted by the Code in the case of Incentive Options) and any Award subject to restrictions, even if restrictions have not been fulfilled (although such an action will require proxy statement disclosure if it affected any officer whose compensation appears in the Summary Compensation Table).

         o The Committee's ability to accelerate is also subject to any future interpretations under Section 409A of the Code which may limit or otherwise affect the acceleration of equity awards.

TRANSFERABILITY OF AWARDS (SECTION 6.4)
         o Options and other Awards are not transferable, other than by will or the laws of descent and distribution.

         o However, the Committee may allow an Award to be transferred by the recipient to a "family member" (as defined in Section 6.4), provided no compensation or value is paid for the transfer.

LIMITATION OF RIGHTS (SECTION 12)
         o Participants in the Equity Incentive Plan will not be deemed for any purpose to be shareholders of the Company with respect to any of the shares of stock subject to an award unless and until a certificate has been issued for the shares.

         o However, the Committee may allow holders of restricted stock to exercise voting rights and receive dividends during the restricted period.

         o Any stock issued pursuant to awards is subject to any restrictions on transfer imposed by our articles of incorporation and bylaws and by applicable law.

EXPIRATION DATE OF EQUITY INCENTIVE PLAN (SECTION 3)
         o The Equity Incentive Plan will expire 10 years after the date on which the Company's Board approves it.

GRACE PERIODS (SECTION 6.3)
         o Awards continue to be exercisable for up to twelve months after death or disability and up to 90 days after an optionee's association with the Company ends for any other reason.

AMENDMENT AND TERMINATION (SECTION 15)
         o The Board of Directors may terminate, amend or modify the Equity Incentive Plan at any time, with shareholder approval to the extent necessary and desirable to comply with any applicable law, regulation or listing standard of any market where our securities trade.

         o We may not make any grants under the Incentive Equity Incentive Plan after the tenth anniversary of the date the plan was adopted by the Board. Awards outstanding at the time the Incentive Equity Incentive Plan is amended or terminated will continue in existence, and the terms of the Incentive Equity Incentive Plan will continue to apply to them, until the awards are exercised, cancelled or forfeited.

TAX EFFECT ON THE COMPANY
         o We generally will be entitled to a tax deduction in connection with an option or award under the Equity Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a Nonstatutory Stock Option).

         o There are no tax consequences to the participant or the Company by reason of the grant of a stock appreciation right or restricted stock unit. Upon exercise of the stock appreciation right or payment of a restricted stock unit, the fair market value of the shares or cash (or combination of both) received by the participant is treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on the restricted stock unit or on exercise of the stock appreciation right, or from regular wages or supplemental wage payments, an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Internal Revenue Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

         o Special rules limit the deductibility of compensation paid to our chief executive officer and to each of the named executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met with respect to awards. These conditions include shareholder approval of the Incentive Equity Incentive Plan and performance criteria under the Incentive Equity Incentive Plan, setting individual annual limits on each type of award, and certain other requirements. The Incentive Equity Incentive Plan has been designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of
              Section 162(m), thereby permitting us to receive a federal income tax deduction in connection with such awards if we should make them.

     POST-APPROVAL GRANTS/EQUITY INCENTIVE PLAN BENEFITS
         o We have not determined to make any specific grants or awards to any persons under the Incentive Equity Incentive Plan upon shareholder approval.

     UNITED STATES INCOME TAX CONSIDERATIONS FOR PARTICIPANTS
         o The grant of the Stock Options will not result in taxable income to the Participant. With respect to Nonstatutory Stock Options, the Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and we will be entitled to a corresponding deduction. With respect to Incentive Stock Options, the Participant will not recognize income at the time of exercise, although the excess of the fair market value of the shares acquired over the exercise price for those shares is an adjustment for purposes of determining alternative minimum taxable income and may subject the Participant to the alternative minimum tax.

         o Except as described below, gains or losses realized by the participant upon disposition of such shares will generally be treated as capital gains and losses. With respect to shares purchased upon exercise of Nonstatutory Stock Options, the basis in such shares will be equal to the fair market value of the shares at the time of exercise. With respect to share purchased upon exercise of Incentive Stock Options, the basis of such shares will be equal to the exercise price of the shares. In the case of a disqualifying disposition of incentive option stock, some or all of the gain will be ordinary income and we will be entitled to a corresponding deduction.

         o To the extent restricted stock is transferred to the participant subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse, unless the participant elects to be taxed on receipt of the award. After vesting of a restricted stock award, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the vesting date over the purchase price, if any, and we will be entitled to a corresponding deduction. If a stock award is made without restrictions, the participant is taxed based on the fair market value of the stock award on the date of grant.

         o Upon disposition of restricted stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such restricted stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term if the stock was held for more than one year and short-term if it was held for one year or less.

         o The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Incentive Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Incentive Equity Incentive Plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

If the Equity Incentive Plan is adopted, no further grants will be made under the Company's existing stock option plan, although the plan will continue to apply to options previously granted and still outstanding.

VOTE REQUIRED
In order to be adopted, Proposal No. 2 requires the approval of a majority of the shares present or represented by proxy and voting at the meeting.

RECOMMENDATION OF BOARD OF DIRECTORS


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL #2.





                                 PROPOSAL NO. 3

                         RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Vavrinek, Trine, Day & Co., LLP has been selected by the Audit Committee of the Board of Directors of the Company as its independent public accountants for the 2006 fiscal year. Vavrinek, Trine, Day & Co., LLP has no interest, financial or otherwise, in the Bank. All proxies will be voted "FOR" ratification of the selection of Vavrinek, Trine, Day & Co., LLP unless a negative vote or an abstention is noted on the proxy. If Vavrinek, Trine, Day & Co., LLP should unexpectedly for any reason decline or be unable to act as independent public accountants, the proxies will be voted for a substitute nominee to be designated by the Audit Committee.

         On March 29, 2005, PricewaterhouseCoopers LLP declined to stand for re-election as the independent accountants for Bridge Capital Holdings. The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the two most recent fiscal years and through March 29, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years. During the two most recent fiscal years and through March 29, 2005, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v). The Registrant had requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter, dated April 12, 2005 is filed as Exhibit 16.1 to the Company's Form 8-K/A filed with the SEC on April 14, 2005.

         The following table presents a summary of fees paid to Vavrinek, Trine, Day & Co., LLP, PricewaterhouseCoopers LLC and Perry-Smith LLP during the year ended December 31, 2005:

        ________________________________________________________________

        Category of Services       Fiscal Year 2004     Fiscal Year 2005
        ________________________________________________________________

        Audit Fees(1)                  $168,000             $174,000
        ________________________________________________________________

        Audit-Related Fees (2)           None                 None
        ________________________________________________________________

             Subtotal                  $168,000             $174,000
        ________________________________________________________________

        Tax Fees (3)                   $ 25,000             $ 23,000
        ________________________________________________________________

        All Other Fees (4)               None                 None
        ________________________________________________________________

        (1) The audit services included an audit of the Bank's annual financial statements for the year ended December 31, 2005, and quarterly reviews of the Bank's interim financial statements during that period. Includes $100,000 in fees paid to PricewaterhouseCoopers LLP and $74,000 in fees paid to Vanrinek, Trine, Day & Co LLP.
        (2) Services include assurance and related services by the auditor that are reasonably related to the performance of the audit or review of the Bank's financial statements and are not reported under "Audit Fees."
        (3) Services include tax compliance (preparation of tax returns) and represents $23,000 in fees paid to Perry-Smith LLP.
        (4) Services include other services (and products) provided by the auditors, other than the services reported above in this table.

         All non-audit services provided by the auditors are subject to pre-approval by the Audit Committee. During the fiscal years ended December 31, 2005, Vavrinek, Trine, Day and Co. LLP provided professional services in connection with the audit of the financial statements of the Bank for the year ending December 31, 2005 and gave the Bank's Board of Directors a post-audit briefing, During the fiscal years ended December 31, 2004 and 2003, PricewaterhouseCoopers LLP provided professional services in connection with the audit of the financial statements of the Bank for the years ending December 31, 2004 and 2003, gave the Bank's Board of Directors a post-audit briefing, prepared and completed the Bank's 2003 and 2002 federal income and California franchise tax returns, provided assistance in preparing the Bank's 2004 and 2003 Annual Reports to Shareholders and documents filed with the Office of the Comptroller of the Currency, and consulted with the Bank's management regarding year end tax planning. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting.

              BOARD OF DIRECTORS' RECOMMENDATION AND REQUIRED VOTE

         The ratification of Vanrinek, Trine, Day & Co LLP as the Bank's independent public accountants requires approval of the holders of a majority of the total number of shares present and voting at the Annual Meeting of Shareholders of the Bank, assuming a quorum is present.

                                  ANNUAL REPORT


         The Annual Report on Form 10-K of the Company for the fiscal year ending December 31, 2005 is being mailed to shareholders simultaneously with this Proxy Statement/Prospectus.


         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 WHICH WAS FILED WITH THE SECURITIES EXCHANGE COMMISSION AND IS AVAILABLE FROM THE BANK WITHOUT CHARGE BY WRITING TO THOMAS A. SA, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, BRIDGE CAPITAL HOLDINGS, 55 ALMADEN BLVD., SAN JOSE, CALIFORNIA 95113.


                           ANNUAL DISCLOSURE STATEMENT


         The Bank also has prepared an Annual Disclosure Statement as required by the regulations of the FDIC. Such disclosure statement may be obtained by any shareholder by writing to or calling Thomas A. Sa, Executive Vice President and Chief Financial Officer, Bridge Bank, N.A., 55 Almaden Blvd., San Jose, California 95113, (408) 423-8500. The first copy requested by each shareholder will be provided free of charge.


                              SHAREHOLDER PROPOSALS


         Next year's Annual Meeting of Shareholders will be held on May 17, 2007. The deadline for shareholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2007 Annual Meeting of Shareholders is December 8, 2006. Additionally, with respect to any proposal by shareholders not submitted for inclusion in the Company's Proxy Statement, if notice of such proposal is not received by February 21, 2007, such notice will be considered untimely, and the Company's proxy holders shall have discretionary authority to vote on such proposal.


                                  OTHER MATTERS


         The Board of Directors knows of no other matters which will be brought before the Meeting but if any other matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed proxies will be voted at the Meeting.

         The Report of the Audit Committee, Compensation Committee Report on Executive Compensation, the Performance Graph, and the statement of independence of Audit Committee members referred to under "Committees of the Board of Directors--Audit Committee" are not to be considered as incorporated by reference into any other filings which the Company makes with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this Proxy Statement are not a part of any of those filings unless otherwise stated in those filings.


SAN JOSE, CALIFORNIA
APRIL 7, 2006




                             BRIDGE CAPITAL HOLDINGS

                                                                         ANNEX A

                             BRIDGE CAPITAL HOLDINGS

                           2006 EQUITY INCENTIVE PLAN

             ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 16, 2006

                  APPROVED BY THE SHAREHOLDERS ON MAY 18, 2006



SECTION 1 PURPOSE. The 2006 Equity Incentive Plan (the "PLAN") of Bridge Capital Holdings, a California corporation (the "COMPANY"), is intended to encourage ownership of Stock by employees and directors of the Company and Affiliates and to provide additional incentive for them to promote the success of the Company's business. Awards under the Plan may also be made to Advisors and Consultants where appropriate. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

SECTION 2 DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

              ACCELERATE, ACCELERATED, and ACCELERATION means:

                  (a) that the Award will become exercisable or the compensation under the Award will become payable, in whole or in part, prior to the time it otherwise would pursuant to its terms; and

                  (b) when used with respect to an Award subject to a Risk of Forfeiture, that the Risk of Forfeiture otherwise applicable to such Award shall expire with respect to some or all of the Award then still otherwise subject to the Risk of Forfeiture.

              ACQUISITION means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions.

              ADVISOR means natural persons who provide bona fide services to the Company otherwise than in connection with the offer or sale of securities in a capital-raising transaction, and who do not directly or indirectly promote or maintain a market for the Company's securities, or such other persons to whom the Company hereafter may be permitted by the SEC to offer and sell securities on Form S-8, or on any similar form adopted in the future.

              AFFILIATE means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

              AWARD means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Restricted Stock Purchase Awards, Restricted Stock Units, Performance Units or Stock Grants.

              AWARD AGREEMENT means an agreement between the Company and a Participant, setting forth the terms and conditions of an Award.

              BOARD means the Board of Directors of the Company.

              CHANGE OF CONTROL means and shall be deemed to have occurred if:

                  (a) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company;

                  (b) one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group), ownership of stock possessing 35% or more of the total voting power of the stock of the Company;

                  (c) a majority of the members of the Board of Directors of the Company is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's Board of Directors prior to the date of appointment or election; or

                  (d) one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group), assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For purposes of the preceding clause (d), there is no acquisition of assets if the assets are transferred to:

                        (i) a shareholder of the Company in exchange for or with respect to its stock;

                        (ii) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

                        (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

                        (iv) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in the preceding clause (iii).


              CODE means the Internal Revenue Code of 1986, as amended, or any successor statutes thereto, and any regulations issued from time to time thereunder.

         COMMITTEE means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in
Section 5. For any period during which no such committee is in existence, "Committee" means the Board, and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board. In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 under the Exchange Act. In addition, the Board or the Committee, in its discretion, may delegate to a committee of two or more persons, who may but need not be Outside Directors or Non-Employee Directors:

                  (a) the authority to grant Awards to eligible persons who are either:

                           (i) not then Covered Employees and are not expected
to be Covered Employees at the time of recognition of income resulting from such Award, or

                           (ii) not persons with respect to whom the Company
wishes to comply with Section 162(m) of the Code, and/or

                  (b) the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

         CONSULTANT means natural persons who provide bona fide services to the Company otherwise than in connection with the offer or sale of securities in a capital-raising transaction, and who do not directly or indirectly promote or maintain a market for the Company's securities, or such other persons to whom the Company hereafter may be permitted by the SEC to offer and sell securities on Form S-8, or on any similar form adopted in the future.

         CONTINUOUS SERVICE means the absence of any interruption or termination of service as an employee or director of the Company or any Subsidiary. Continuous Service shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company. Military or sick leave or other public (such as jury duty) or personal leave approved by an authorized representative of the Company shall not be deemed an interruption or termination of Continuous Service, provided that it does not exceed the longer of 90 days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

         COVERED EMPLOYEE means an employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

         EFFECTIVE DATE means February 16, 2006, the date the Plan was approved by the Board.

         ELIGIBLE PARTICIPANT means any member of the board of directors, employee, Advisor or Consultant of the Company or Affiliate.

         EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         EXERCISE PRICE means the price at which an Option or Stock Appreciation Right may be exercised.

         GRANT DATE means the date as of which an Award is granted and in the case of an Option, the date on which installments under the Option begin to accrue.

         INCENTIVE OPTION means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

         MARKET VALUE means the fair market value of a share of Stock on a particular date determined by such reasonable valuation methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of a share of Stock as of any date is the closing price as reported on the Nasdaq Capital Market (or on any national securities exchange or other established market on which or through which the Stock is then traded) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

         NONSTATUTORY OPTION means any Option that is not an Incentive Option.

         OPTION means an Incentive Option or a Nonstatutory Option.

         OPTIONEE means a Participant to whom an Option shall have been granted under the Plan or to whom an Option has been transferred pursuant to Section 6.4.

         PARENT means a parent corporation of the Company, whether now or hereafter existing, as defined by Section 424(e) of the Code.

         PARTICIPANT means any recipient or Permitted Transferee of an outstanding Award or of securities issued pursuant to an Award.

         PERFORMANCE CRITERIA means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, Stock price growth, shareholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be objectively measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

         PERFORMANCE GOALS means the written goals established by the Committee for a Participant during a Performance Period for such Participant based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, Subsidiary, or an individual.

         PERFORMANCE PERIOD means the one or more periods, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant's right to, and the payment of, a Qualified Performance-Based Awards or other performance-based Award under the Plan.

         PERFORMANCE UNIT means a right granted to a Participant under Section
7.5 to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.

         PERMITTED TRANSFEREE means any of the persons or entities to which certain awards may be transferred as provided in Section 6.4 of the Plan.

         PERSON means an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         QUALIFIED PERFORMANCE-BASED AWARDS means Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code as set forth in Section 7.7.

         RESTRICTED STOCK PURCHASE AWARD means an Award of Restricted Stock pursuant to Section 7.3 of the Plan.

         RESTRICTED STOCK UNIT AWARD means a right to receive shares of Stock which is granted pursuant to the terms and conditions of Section 7.4.

         RESTRICTION PERIOD means the period of time, established by the Committee in connection with a Restricted Stock Purchase Award, Restricted Stock Unit Award or Performance Unit Award during which the Award is subject to a Risk of Forfeiture described in the applicable Award Agreement.

         RISK OF FORFEITURE means a limitation on the right of the Participant to receive and retain compensation under the Plan, including a right of the Company to reacquire such compensation, arising because of the occurrence or non-occurrence of specified events or conditions.

         SECURITIES ACT means the Securities Act of 1933, as amended.

         SEC means the U.S. Securities and Exchange Commission.

         STOCK means common stock, no par value, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

         STOCK APPRECIATION RIGHT means a right to receive in cash any excess in the Market Value of a share of Stock on the date of exercise (except as otherwise provided in Section 7.2(f)) over a specified Exercise Price.

         STOCK GRANT means the grant of Stock not subject to restrictions or other forfeiture conditions under Section 7.6.

         SUBSIDIARY means a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

         TEN PERCENT OWNER means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

SECTION 3 TERM OF THE PLAN. Unless the Plan shall have been earlier terminated by the Board, Awards may be granted from the time the Plan is approved by the Board until immediately prior to the tenth anniversary of the Effective Date. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards are not effective until the shareholders have approved the Plan.

SECTION 4     STOCK SUBJECT TO THE PLAN.

                  (a) SHARE RESERVE. Subject to Section 8, the maximum aggregate number of shares of Stock which may be issued pursuant to or subject to Awards is 500,000, plus an annual increase to be automatically added on the first day of the Company's fiscal year beginning in 2007 equal to the lowest of (i) three percent of the number of outstanding shares of Stock on such day, (ii) 400,000 and (iii) such other amount as the Board upon recommendation of the Committee may specify prior to the date such annual increase is to take effect.

                  (b) SUB-LIMIT RESERVE FOR INCENTIVE OPTIONS. Subject to
Section 8, the maximum aggregate number of shares of Stock within the Share Reserve which may be issued pursuant to or subject to Incentive Options is 500,000, plus an annual increase to be automatically added on the first day of the Company's fiscal year beginning in 2007 equal to the lowest of (i) three percent of the number of outstanding shares of Stock on such day, (ii) 400,000 and (iii) such other amount as the Board upon recommendation of the Committee may specify prior to the date such annual increase is to take effect. The Company may instead use some or all of this Sub-limit of shares for Awards other than Incentive Options, in which case the number of shares available for grant as Incentive Options will decrease accordingly.

                  (c) REVERSION OF SHARES TO THE SHARE RESERVE.

                        (i) If any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the Participant, the shares of Stock to which the Award relates which are not acquired by the Optionee or which are forfeited by the Participant shall again be available for Awards to be granted under the Plan. To the extent an Option or Stock Appreciation Right is exercised, the related number of underlying shares shall not then become available for future issuance under the Plan.

                        (ii) Shares of Stock issued pursuant to Awards which are later repurchased by the Company pursuant to any repurchase right (other than the repurchase of shares that have not vested and are subject to forfeiture prior to vesting) that the Company may have shall not be available for future grant of Awards under the Plan.

                        (iii) Exercise or settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock, provided that to the extent a Stock Appreciation Right is exercised, the related number of underlying shares shall not then become available for future issuance under the Plan. If any shares subject to an Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Award is exercised through a reduction of shares subject to the Award through the "net exercise" feature described herein, the number of shares that are not delivered to the Participant will remain available for issuance under the Plan.

                        (iv) If the Exercise Price of any Award is satisfied by tendering shares of Stock held by the Participant, then the number of shares so tendered will be available for issuance under the Plan.

                  (d) SOURCE OF SHARES. The shares of Stock subject to the Plan may be authorized but not previously issued shares or shares reacquired on the open market or otherwise reacquired by the Company and restored to the status of unissued shares.

SECTION 5         ADMINISTRATION.

                  (a) The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder.

                  (b) Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan, including the Eligible Participant to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by Eligible Participants, their present and potential contributions to the success of the Company and Affiliates, and such other factors as the Committee in its discretion shall deem relevant.

                  (c) Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

SECTION 6         AUTHORIZATION OF GRANTS.

         ELIGIBILITY. The Committee may grant from time to time and at any time prior to the termination or expiration of the Plan one or more Awards, either alone or in combination with any other Awards, to any Eligible Participant. However, only employees of the Company, and of any Parent or Subsidiary of the Company, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 250,000 shares of Stock subject to the Plan.

         GENERAL TERMS OF AWARDS. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award in the following Sections), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has
(a) (i) executed an Award Agreement with respect to such Award and delivered a fully executed copy of such Award Agreement to the Company, or (ii) otherwise affirmatively assented to the terms and conditions of an Award Agreement with respect to such Award, including by "click through" agreement, pursuant to procedures and guidelines approved by the Committee, and (b) otherwise complied with the applicable terms and conditions of such Award.

         EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH.

                  TERMINATION OF EMPLOYMENT, ETC. Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, if the Participant's Continuous Service ends for any reason other than by total disability or death, including because of the Participant's employer ceasing to be an Affiliate, (i) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.

                  DISABILITY OF PARTICIPANT. Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, if a Participant's Continuous Service ends due to disability (as defined in Section 22(e)(3) of the Code), and such Participant was in Continuous Service from the Grant Date until the date of termination of service, (i) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect twelve months following the date of termination of Continuous Service and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.

                  DEATH OF PARTICIPANT. Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, in the event of the death of a Participant who was in Continuous Service from the Grant Date until the date of death, (i) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect twelve months following that event and, for the period it remains exercisable following the date of death, shall be exercisable by such Participant's estate or by a person who acquired the right to exercise such Award by bequest, inheritance or otherwise as a result of the Participant's death, but only to the extent exercisable at the date of death, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of such Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. However, an Option or Stock Appreciation Right held by a Participant who was a non-employee Director at the time of death shall accelerate and become fully exercisable on the date of death, and remain exercisable until the date of its expiration pursuant to its terms.

                  EXTENSION OF TERMINATION DATE. An Award Agreement may provide that if the exercise of the Award following the termination of the Participant's Continuous Service would be prohibited at any time solely because the issuance of shares of Stock would violate the registration or qualification requirements under the Securities Act or other relevant laws, then the Award will terminate on the earlier of (i) the expiration of the term of the Award set forth in the Award Agreement or (ii) the expiration of a period of three consecutive months after the termination of the Participant's Continuous Service during which the exercise of the Award would not be in violation of such registration or qualification requirements, but only to the extent exercisable at the date of such termination, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms. Pursuant to the Code, any extension of the exercisability of an Incentive Option pursuant to this Section 6.3(d) will cause the Incentive Option to be treated as a Nonstatutory Option.

         TRANSFERABILITY OF AWARDS. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. Each Option shall, by its terms, be nontransferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Optionee; provided, however, that any Nonstatutory Option may be transferred by the Optionee to any member of the Optionee's immediate family, to a partnership the members of which are all members of the Optionee's immediate family, or to a family trust the beneficiaries of which are all members of the Optionee's immediate family. "Immediate family" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships and any individual sharing the Participant's household (other than a tenant or employee); provided, that any such transfer is without payment of any value whatsoever.

         CANCELLATION OF AWARDS FOR IMPROPER ACTS OF PARTICIPANT. If a Participant is determined by the Board to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company or its shareholders, or to have deliberately disregarded the rules of the Company which resulted in loss, damage or injury to the Company, or if a Participant is removed from any office of the Company by any regulatory agency, or if a director Participant is removed from office pursuant to Section 302 or Section 304 of the California Corporations Code, neither the Participant nor the Participant's estate shall be entitled to exercise any Option with respect to any Stock whatsoever after termination of employment or officer status, whether or not after termination of employment or officer status the Participant may receive payment from the Company for vacation pay, for services rendered prior to termination, for services for the day on which termination occurred, for salary in lieu of notice, or for other benefits. In making such determination the Board shall act fairly and shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. For the purpose of this section, termination of employment or officer status shall be deemed to occur when the Company dispatches notice or advice to the Participant that the Participant's employment or status as an officer is terminated and not at the time of the Participant's receipt thereof.




SECTION 7         SPECIFIC TERMS OF AWARDS.

         OPTIONS.

                  DATE OF GRANT. The granting of an Option shall take place at the time specified in the Award Agreement.

                  EXERCISE PRICE. Unless otherwise provided by law, the per share price at which Stock may be acquired under each Incentive Option and each Nonstatutory Stock Option shall be not less than 100% of the Market Value of a share of Stock on the Grant Date, or not less than 110% of the Market Value of a share of Stock on the Grant Date if the Optionee is a Ten Percent Owner.

                  EXERCISE PERIOD. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. No Nonstatutory Option may be exercised on or after the tenth anniversary of the Grant Date.

                  EXERCISABILITY. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

                  METHOD OF EXERCISE. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the Exercise Price of the Stock to be purchased plus any applicable tax withholding or, if the Committee had so authorized upon the grant of an Incentive Option or on or after grant of a Nonstatutory Option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting or tax effects on the Company) by:

                        delivery to the Company of Stock having a Market Value equal to the Exercise Price of the shares of Stock with respect to which the Option is then being exercised,

                        a "net exercise" of the Option (as further described below),

                        delivery to the Company of a cash payment made pursuant to a "cashless" exercise program (as further described below),

                        any other form of legal consideration that may be acceptable to the Committee.


                  Subject to compliance with applicable law and regulation, including but not limited to Section 402 of the Sarbanes-Oxley Act of 2002, if the Stock is traded on an established market, payment of any Exercise Price may also be made through and under the terms and conditions of any formal "cashless" exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option.

Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares of Stock then being purchased. Stock issued and paid for pursuant to this section shall be fully paid and nonassessable.

                  In the case of a "net exercise" of an Option, the Company will not require a payment of the Exercise Price of the Option from the Participant but will reduce the number of shares of Stock issued upon the exercise by the largest number of whole shares that have a Market Value that does not exceed the aggregate Exercise Price. With respect to any remaining balance of the aggregate Exercise Price, the Company will accept a cash payment from the Participant.

                  The number of shares of Stock underlying an Option will decrease following the exercise of such Option to the extent of (i) shares used to pay the Exercise Price of an Option under the "net exercise" feature, (ii) shares actually delivered to the Participant as a result of such exercise and
(iii) shares withheld for purposes of tax withholding.

                  EARLY EXERCISE. The Option may include a provision whereby the Participant may elect at any time before his or her Continuous Service terminates to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

                  LIMIT ON INCENTIVE OPTION CHARACTERIZATION. An Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "CURRENT LIMIT." The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under all other plans of the Company and related corporations as required by the Code and the rules thereunder. Any Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option. The current limit will be calculated according to the chronological order in which the Options were granted.

                  NOTIFICATION OF DISPOSITION. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, promptly to remit to the Company an amount in cash sufficient to satisfy those requirements.

         STOCK APPRECIATION RIGHTS.

                  TANDEM OR STAND-ALONE. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, expires or is cancelled, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised, expire or are cancelled.

                  EXERCISE PRICE. Stock Appreciation Rights shall have such Exercise Price as the Committee may determine which must at least be equal to Market Value on Grant Date of the Stock Appreciation Right, except that in the case of Stock Appreciation Rights in tandem with Options, the Exercise Price of the Stock Appreciation Rights shall equal the Exercise Price of the related Option.

                  EXERCISE PERIOD. No Stock Appreciation Right may be exercised on or after the tenth anniversary of the Grant Date.

                  EXERCISABILITY. A Stock Appreciation Right will become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of a Stock Appreciation Right not otherwise immediately exercisable in full, the Committee may Accelerate such Stock Appreciation Right in whole or in part at any time.

                  METHOD OF EXERCISE. A Stock Appreciation Right may be exercised by the Optionee giving written notice, in the manner provided in
Section 16, specifying the number of shares of Stock with respect to which the Stock Appreciation Right is then being exercised.

                  OTHER TERMS. Except as the Committee may deem inadvisable or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the 30-day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market on which or through which the Stock is normally traded.


                  SECTION 409A OF THE CODE. Proposed Treasury Regulations under
Section 409A of the Code contain various requirements which a Stock Appreciation Right must fulfill in order to avoid being classified as "deferred compensation," and thereby triggering adverse tax consequences. Among other requirements:

                        (i) compensation payable under the Stock Appreciation Right cannot be greater than the difference between the fair market value of the Stock on the Grant Date of the Stock Appreciation right and the fair market value of the Stock on the Exercise Date of the Stock Appreciation Right with respect to a number of shares fixed on or before the Grant Date of the Stock Appreciation Right;

                        (ii) the Exercise Price of the Stock Appreciation Right must never be less than the fair market value of the Stock on the Grant Date for the Stock Appreciation Right,

                        (iii) the Stock Appreciation Right must not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Stock Appreciation Right.

Under the Plan, the Company is not limited only to granting Stock Appreciation Rights which fulfill the requirements of Section 409A. Therefore, any Stock Appreciation Right which the Company grants which does not fulfill Section 409A of the Code may trigger adverse tax consequences for any Participant who receives such a Stock Appreciation Right.

         RESTRICTED STOCK PURCHASE AWARD.

                  PURCHASE PRICE. Shares of Restricted Stock shall be issued under a Restricted Stock Purchase Award for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

                  ISSUANCE OF CERTIFICATES. Each Participant receiving a Restricted Stock Purchase Award, subject to Section 7.3(c), shall be issued a stock certificate in respect of such Award. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award which includes language substantially in the following form:

                  THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE 2006 EQUITY INCENTIVE PLAN OF THE ISSUER AND AN AWARD AGREEMENT ENTERED INTO BY THE REGISTERED OWNER AND THE ISSUER. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF THE ISSUER.

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


In lieu of issuance of certificates, at the Committee's election, shares of Stock may be held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock Purchase Award lapse.

                  ESCROW OF SHARES. The Committee may require that the stock certificates evidencing Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

                  RESTRICTIONS AND RESTRICTION PERIOD. During the Restriction Period applicable to Restricted Stock Purchase Awards, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

                  RIGHTS PENDING LAPSE OF RISK OF FORFEITURE, OR FORFEITURE OF AWARD. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, a Restricted Stock Purchase Award, the Participant shall have all of the rights of a shareholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the Restricted Stock. The Committee, as determined at the time the Award is made, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock to the extent shares are available under Section 4 and otherwise to be subject to the terms of the Plan.

                  LAPSE OF RESTRICTIONS. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock Purchase Award, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered. Restricted Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

                  TERMINATION OF PARTICIPANT'S CONTINUOUS SERVICE. In the event that a Participant's Continuous Service terminates, the Company will have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Restricted Stock held by the Participant under a Restricted Stock Purchase Award that have not vested as of the date of termination. At the Committee's election, the repurchase price may be the lesser of: (i) the fair market value on the relevant date or (ii) the Participant's original cost.

         RESTRICTED STOCK UNIT AWARDS.

                  A Restricted Stock Unit Award will be denominated in units equivalent to a number of shares of Stock and will represent a promise to pay the value of such units upon vesting. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Committee deems appropriate.

                  VESTING. At the time of the grant of a Restricted Stock Unit Award, the Committee shall impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its discretion, deems appropriate.

                  PAYMENT. A Restricted Stock Unit Award, net of any withholding obligations, may, to the extent vested, be settled by the delivery of shares of Stock, their cash equivalent, any combination thereof or in any other form of consideration as determined by the Committee and contained in the Restricted Stock Unit Award Agreement.

                  ADDITIONAL RESTRICTIONS. At the time of the grant of a Restricted Stock Unit, the Committee, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Stock (or their cash equivalent) subject to a Restricted Stock Unit after the vesting of such Restricted Stock Unit.

                  DIVIDEND EQUIVALENTS. Dividend equivalents may be credited in respect of shares of Stock covered by a Restricted Stock Unit, as determined by the Committee and contained in the Restricted Stock Unit Award. At the

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

discretion of the Committee, such dividend equivalents may be converted into additional shares of Stock covered by the Restricted Stock Unit Award in such manner as determined by the Committee. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award to which they relate.

         PERFORMANCE UNITS.

                  CHARACTER. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of cash, Stock or other Awards, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.

                  EARNING OF PERFORMANCE UNITS. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

                  FORM AND TIMING OF PAYMENT. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants.

         STOCK GRANTS. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or Affiliates, in lieu of compensation otherwise already due or in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

         QUALIFIED PERFORMANCE-BASED AWARDS.

                  PURPOSE. The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this
Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to "performance-based compensation."

                  AUTHORITY. All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as "OUTSIDE DIRECTORS" within the meaning of applicable IRS regulations under
Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

                  APPLICABILITY. This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.

                  DISCRETION OF COMMITTEE WITH RESPECT TO QUALIFIED PERFORMANCE-BASED AWARDS. Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the Exercise Price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant. With regard to other Awards intended to qualify as Qualified Performance-Based

Awards, such as Restricted Stock, the Committee will have full discretion to select the length of any applicable Restriction Period, the kind or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than 90 days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

                  PAYMENT OF QUALIFIED PERFORMANCE-BASED AWARDS. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned, if in its sole and absolute discretion, such reduction or elimination is appropriate.

                  MAXIMUM AWARD PAYABLE. The maximum Qualified Performance-Based Award payment to any one Participant under the Plan is the number of shares of Stock set forth in Section 4, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.

                  LIMITATION ON ADJUSTMENTS FOR CERTAIN EVENTS. No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than "performance-based compensation" within the meaning of Section 162(m) of the Code.

         AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES. The Committee may modify the terms of any Award under the Plan, granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

         AWARD AS DEFERRED COMPENSATION; LIMITATION OF TAX LIABILITY. Notwithstanding any other provisions of the Plan, it is not intended that any grant of an Award shall result in the deferral of compensation within the meaning of Section 409A of the Code; provided, however, that to the extent the grant of an Award would result in the deferral of compensation under Section 409A of the Code, such Award shall comply with the requirements of Section 409A of the Code. The Company disclaims any and all liability for any taxes, penalties, interest, judgments and other amounts that a Participant may incur as a result of or related to Awards, under Section 409A of the Code or other provisions of law or interpretations thereof.

SECTION 8         ADJUSTMENT PROVISIONS.

         ADJUSTMENT FOR CORPORATE ACTIONS. All of the share numbers set forth in
Section 4 reflect the capital structure of the Company as of the Effective Date. Subject to Section 8.2, if subsequent to the Effective Date the outstanding number of shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such outstanding Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, combination, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution of the Company's equity securities without the receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the Exercise Price for each share or other unit of any other securities subject to then outstanding Awards (without change in the aggregate purchase price as to which such Awards remain exercisable), and
(iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

         TREATMENT IN CERTAIN ACQUISITIONS.

                  Subject to any provisions of then outstanding Awards granting different rights to the holders thereof, in the event of an Acquisition constituting a Change of Control in which some or all outstanding Awards are not Accelerated, any then outstanding Awards shall nevertheless Accelerate to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or the entity in control of such successor or acquiring entity, and at the effective time of such Acquisition (or after a reasonable period following such Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of such Acquisition or at the effective time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following such Acquisition. Each outstanding Award that is assumed in connection with such Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, will be appropriately adjusted, immediately after such Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

                  For the purposes of this Section 8.2, an Award shall be considered assumed or replaced by a comparable Award if, following the Acquisition constituting a Change of Control, the replacement award confers the right to receive, for each share of Stock subject or relating to the Award immediately prior to such Acquisition:

                           (i) the consideration (whether stock, cash or other
securities or property) received in such Acquisition by holders of Stock on the effective date of such Acquisition (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Stock); provided, however, that if such consideration received in such Acquisition was not solely common stock of the successor corporation or its Parent or Subsidiary, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award for each share of Stock subject to the Award to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Stock in such Acquisition; or


                           (ii) in the case of Awards which are payable
otherwise than in Stock or other securities of the Company or other property, the same consideration which the Participant would have been entitled to receive had no such Acquisition occurred.



         DISSOLUTION OR LIQUIDATION. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, (a) each outstanding Option and Stock Appreciation Right shall terminate, but the Optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of dissolution or liquidation; (b) each share of Restricted Stock that is subject to a Risk of Forfeiture immediately prior to such dissolution or liquidation may, at the election of the Company, be forfeited by the Company prior to such dissolution or liquidation pursuant to the terms of the applicable Award Agreement; and (c) subject to subparts (a) and (b) of this Section 8.3, each other outstanding Award shall be forfeited.

         ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. In the event of any corporate action not specifically covered by the preceding sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section 8.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or to provide for or preserve the appropriate tax benefits to the Company.

         RELATED MATTERS. Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option Exercise Prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8.

         FRACTIONAL SHARES PROHIBITED. No fraction of a share shall be purchasable or deliverable in payment of an Award, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

SECTION 9         SETTLEMENT OF AWARDS

         VIOLATION OF LAW. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of Stock covered by an Award may constitute a violation of applicable law, rule, regulation or any listing standard of any market on which or through which the Company's securities may be traded, then the Company may delay such issuance and the delivery of a certificate for such shares until compliance with such provisions has been obtained.

         CORPORATE RESTRICTIONS ON RIGHTS IN STOCK. Any securities to be issued pursuant to Awards shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the articles of incorporation and bylaws of the Company and applicable law.

         INVESTMENT REPRESENTATIONS. The Company shall be under no obligation to issue any securities covered by any Award unless they have been effectively registered under the Securities Act, or the Participant or his or her Permitted Transferee shall have made such written representations to the Company or otherwise (which the Company believes may be reasonably relied upon) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such securities will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant or his or her Permitted Transferee is acquiring the securities for such person's own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such securities. The Company may require a Participant or his or her Permitted Transferee, as a condition of exercising or acquiring securities under any Award or transferring any award as may be permitted by the Plan, (i) to give written assurances satisfactory to the Company as to the Participant's or his or her Permitted Transferee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that the Participant or his or her Permitted Transferee is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant or his or her Permitted Transferee is acquiring securities subject to the Award for the Participant's or his or her Permitted Transferee's own account and not with any present intention of selling or otherwise distributing the securities.

         REGISTRATION.

                  (a) SEC REGISTRATION. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any securities issued or to be issued pursuant to Awards, or to qualify any such securities for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Participant, or each holder of securities acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its Affiliates and their respective officers, directors, agents, advisors and employees from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                  (b) LOCK-UPS. In addition, the Company may require of any person holding an Award or securities issued pursuant to an Award that such person agree that, without the prior written consent of the Company, such person will not sell, make any short sale of, lend, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any securities which were or may be issued pursuant to an Award or any interest therein during the 180-day period commencing on the effective date of the registration statement (or commencing on the closing date of any offering of the Company's securities registered pursuant to a shelf registration statement, whichever is applicable) relating to an underwritten public offering. Without limiting the generality of the foregoing provisions of this Section 9.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requests that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) to the extent requested by the Company, each holder of securities acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

         PLACEMENT OF LEGENDS; STOP ORDERS; ETC. Each certificate for securities to be issued pursuant to Awards may bear a reference to the investment representation made in accordance with Section 9.4 in addition to any other applicable restriction under the Plan, the terms of the Award and, if applicable, to the fact that no registration statement has been filed with the SEC and no registration or qualification has been filed under any state securities or blue sky laws in respect to such securities. All certificates for Stock or other securities delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange or market on which or through which the Company's securities are then traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         TAX WITHHOLDING. Whenever shares of Stock are issued or to be issued pursuant to Awards, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. However, in such cases Participants may elect, subject to the approval of the Committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock from Stock otherwise due to the Participant in payment of an Award, or to submit shares of Stock previously owned by the Participant, to satisfy their tax obligations. Participants may only elect to have shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed as a result of the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

SECTION 10 RESERVATION OF STOCK. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards, and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

SECTION 11 USE OF PROCEEDS. Proceeds from the sale of the Company's securities pursuant to Awards will constitute general funds of the Company.

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


SECTION 12        LIMITATION OF RIGHTS IN STOCK; NO SPECIAL SERVICE RIGHTS.
Subject to Section 7.3(e), a Participant shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his/her agent. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant any right to the continuation of such Participant's employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or provision of law or articles of incorporation or bylaws to the contrary, at any time to terminate such employment or other association or to increase or decrease, or otherwise adjust, the other terms and conditions of the Participant's employment or other association with the Company and Affiliates.

SECTION 13 UNFUNDED STATUS OF THE PLAN. The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained in this Plan shall give any such Participant any rights that are greater than those of an unsecured general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to make payment of Awards, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

SECTION 14 NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options, restricted stock and other forms of compensation (incentive or otherwise) other than under the Plan upon such terms as the Company may determine from time to time.

SECTION 15        TERMINATION AND AMENDMENT OF THE PLAN.

         The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable to the extent permitted by applicable law and the rules and regulations of any market on which or through which the Company's securities may be traded. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment unless such amendment is necessary to comply with Section 409A of the Code. In any case, no termination or amendment of the Plan may, without the consent of any Participant, adversely affect the rights of the Participant under such Award.

         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, but no such amendment shall impair the rights of the Participant without such Participant's consent unless the impairment of such rights is necessary to comply with Section 409A of the Code.

         No amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable law or the rules and regulations of any market on which or through which the Company's securities may be traded.

SECTION 16 NOTICES AND OTHER COMMUNICATIONS. Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class, registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by first class, registered, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the Participant, at such Participant's residence or business address last filed with the Company and
(ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number or electronic mail address, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; (iii) in the case of facsimile transmission, when confirmed by facsimile machine report; and (iv) in the case of electronic mail, when directed to an electronic mail address at which the receiving party has consented to receive notice, provided, that such consent is deemed revoked if the sender is unable to deliver by electronic transmission two consecutive notices and such inability becomes known to the secretary or assistant secretary of the Company or to the transfer agent, or other person responsible for giving notice.

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


SECTION 17 GOVERNING LAW. The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof.

SECTION 18        MISCELLANEOUS.


                  (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Committee has the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest. However, the Committee's power is subject in all cases to all applicable restrictions and limitations under Section 409A of the Code and all applicable rules and interpretations thereunder.


                  (b) FINAL AND BINDING. The terms of the Plan and of any Award, and all actions and interpretations of the Committee made pursuant to the Plan, shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award, including but not limited to Participants and their spouses and domestic partners, and the respective Permitted Transferees, executors, administrators, heirs, personal representatives and successors of the foregoing.



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